UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2026

Commission File Number 001-33666

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	74-3204509
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

9807 Katy Freeway, Suite 100, Houston, TX 77024

(Address of principal executive offices, zip code)

(281) 836-8000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	AROC	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 25, 2026, Douglas S. Aron, Senior Vice President and Chief Financial Officer of Archrock, Inc. (the “Company”), notified the Company of his intention to retire from his position. Mr. Aron will continue to serve as Senior Vice President and Chief Financial Officer to ensure an orderly transition until a successor Chief Financial Officer is named, or December 31, 2026, whichever is earlier (the “Retirement Date”).

In connection with Mr. Aron’s retirement and transition planning, the Company and Mr. Aron have entered into a Transition and Separation Agreement (the “Agreement”) pursuant to which Mr. Aron will remain in his current role until the Retirement Date and will continue to receive his base salary at the current annual rate of $640,000. The Agreement also provides that upon the Retirement Date, Mr. Aron will receive (i) a pro-rated annual bonus for 2026, paid at the target level of 90% of his eligible earnings, (ii) pro-rated vesting of each applicable tranche of his time-vesting restricted stock awards that are scheduled to vest in January 2027, and (iii) pro-rated vesting of his long-term performance-vesting awards (cash or stock settled) granted to him for the performance period 2024-2026 that are scheduled to vest in January 2027 based on actual level of performance in relation to the applicable performance measures, determined as of the last day of the month in which the Retirement Date occurs. All other outstanding stock awards will be forfeited upon the Retirement Date.

The description above is a summary of the material terms of the Agreement and is qualified in its entirety by reference to the respective document, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

A copy of the press release announcing the matters described herein is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the matters described herein is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Transition and Separation Agreement dated March 25, 2026 between Douglas S. Aron and Archrock, Inc.

99.1	Press Release dated March 25, 2026

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary

March 25, 2026

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